Performance Awards	12 Months Ended
Dec. 31, 2024
Share-Based Payment Arrangement [Abstract]
Performance Awards	Performance Awards
In 2020, the Company made awards, defined as cash, shares or other awards, to employees under the Commercial Vehicle Group, Inc. 2014 Equity Incentive Plan (the “2014 EIP”) and the Commercial Vehicle Group, Inc. 2020 Equity Incentive Plan (the “2020 EIP”). Effective June 15, 2020, as part of the Company’s stockholders’ approval of the 2020 EIP, the Company agreed that no more awards will be made under the 2014 EIP.
Restricted Cash Awards – Restricted cash is a grant that is earned and payable in cash based upon the Company’s relative total shareholder return in terms of ranking as compared to the peer group and Return on Invested Capital ("ROIC") component established by the Compensation Committee of the Board of Directors.
Performance Stock Awards Settled in Cash – Performance-based stock award is a grant that is earned and payable in cash. The total amount payable as of the award's vesting date is determined based upon the number of shares allocated to a participant, the Company’s relative total shareholder return in terms of ranking which can fluctuate as compared to the peer group over the performance period, ROIC performance, and the share price of the Company's stock.
Total shareholder return is determined by the percentage change in value (positive or negative) over the applicable measurement period as measured by dividing (A) the sum of the cumulative value of dividends and other distributions paid on the Common Stock for the applicable measurement period and the difference (positive or negative) between each such company’s starting stock price and ending stock price, by (B) the starting stock price. Performance targets are based on relative total shareholder return in terms of ranking as compared to the peer group over the performance period.
ROIC is defined as adjusted net income plus interest expense (net of tax), divided by total assets less current liabilities plus current debt. A five-point average is used to calculate the asset denominator.
These awards are payable at the end of the performance period in cash if the employee is employed through the end of the performance period. If the employee is not employed during the entire performance period, the award is forfeited. These grants are accounted for as cash settlement awards for which the fair value of the award fluctuates based on the change in total shareholder return in relation to the peer group.
The following table summarizes performance awards granted in the form of cash awards under the equity incentive plans:

Amount
Adjusted Award Value at December 31, 2023	$1,901
New grants	3,028
Forfeitures [1]	(705)
Adjustments	(3,200)
Payments	(324)
Adjusted Award Value at December 31, 2024	$700
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(1)Forfeitures includes $0.2 million of expense reversed in 2024 that is attributable to Industrial Automation business and included in discontinued operations for the years ended December 31, 2024.
The Company generally grants performance awards in the first quarter of each year. Unrecognized compensation expense was $0.5 million as of December 31, 2024.